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                                                                      Exhibit 10
                        Consent of Independent Auditors


The Board of Directors
GE Capital Life Assurance Company of New York
  and
Contractholders
GE Capital Life Separate Account II:

We consent to the use of our reports included herein and to the reference to our firm under the heading "Experts" in the Statement of Additional Information.


/s/ KPMG LLP


Richmond, Virginia
April 18, 2002